UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
October 18, 2005

INFORMATICA CORPORATION
(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-25871 (Commission File Number)	77-0333710 (I.R.S. Employer Identification Number)
100 Cardinal Way
Redwood City, California 94063
(Address of principal executive offices)
(650) 385-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Changes to Director Cash Compensation. On October 18, 2005, the Board of Directors of Informatica Corporation (the “Company”) adopted changes to the annual cash compensation paid to non-employee directors of the Company. Previously, non-employee directors received an annual retainer of (1) $25,000, paid quarterly at the rate of $6,250 per quarter and (2) $5,000 for each committee of the Board of Directors on which the director served ($10,000 if such member is the chairperson). Effective October 1, 2005, non-employee directors of the Company will receive the annual cash compensation set forth below (to be paid in equal quarterly installments):

Member of the Board of Directors	$30,000
Lead Independent Director	$15,000
Chair of the Audit Committee	$20,000
Member of the Audit Committee	$15,000
Chair of the Compensation Committee	$15,000
Member of the Compensation Committee	$10,000
Chair of the Corporate Governance and Nominating Committee	$10,000
Member of the Corporate Governance and Nominating Committee	$5,000
Item 2.02 Results of Operations and Financial Condition.
On October 20, 2005, Informatica Corporation issued a press release reporting its results for the quarter ended September 30, 2005. A copy of the press release issued by Informatica Corporation concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective October 20, 2005, Geoff Squire OBE was elected to the Board as a Class III director. Mr. Squire has not been appointed to serve on any Board committees at this time. The Board determined that Mr. Squire is “independent” as defined in the listing standards of The Nasdaq Stock Market.
A press release announcing the election was issued on October 20, 2005, a copy of which is being filed as Exhibit 99.2 to this Form 8-K and which is incorporated herein by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
No.	Description
99.1	Press Release dated October 20, 2005 reporting Informatica Corporation’s results for the quarter ended September 30, 2005.

99.2	Press Release dated October 20, 2005 announcing the appointment of Geoff Squire OBE as a director.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 20, 2005	INFORMATICA CORPORATION
	By:	/s/ Earl E. Fry
Earl E. Fry
Chief Financial Officer, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated October 20, 2005 reporting Informatica Corporation’s results for the quarter ended September 30, 2005.

99.2	Press Release dated October 20, 2005 announcing the appointment of Geoff Squire OBE as a director.